805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS

Supplement dated September 8, 2017 to the currently effective Rydex Series Funds Class A, Class C, Class H and Institutional Class Statutory Prospectuses and Rydex Dynamic Funds Class A, Class C and Class H Statutory Prospectuses (collectively, the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective October 16, 2017, the standard and overnight mailing addresses for shareholder correspondence and transaction requests relating to the purchase, redemption or exchange of Fund Shares will change to the addresses set forth below.

New Mailing Addresses
Standard Delivery	Overnight Delivery
Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

Therefore, effective October 16, 2017, all references to the standard delivery and overnight delivery addresses under the Prospectus heading “Buying, Selling and Exchanging Fund Shares” are hereby replaced with the addresses set forth above.

Please retain this supplement for future reference.

RDX-PRO-SUP-0917